UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2023

CENTERPOINT ENERGY , INC.
(Exact name of registrant as specified in its charter)
_______________________________

Texas		1-31447			76-0694415
(State or other jurisdiction		(Commission File Number)			(IRS Employer
of incorporation)					Identification No.)

1111 Louisiana
Houston	Texas		77002
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code:			(713)	207-1111

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
    ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
    ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
    ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CNP	The New York Stock Exchange
NYSE Chicago

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.
At the annual meeting of shareholders of CenterPoint Energy, Inc. ("CenterPoint Energy") held on April 21, 2023, the matters voted upon and the number of votes cast for or against (or, with respect to the advisory vote on the frequency of future shareholder advisory votes on executive compensation, the number of votes cast for one year, two years or three years), as well as the number of abstentions and broker non-votes as to such matters, were as stated below. The proposals related to each matter are described in detail in CenterPoint Energy's definitive proxy statement for the annual meeting, which was filed with the Securities and Exchange Commission on March 10, 2023.

Election of Directors (Item 1)

The following nominees for director were elected to serve one-year terms expiring at the 2024 annual meeting of shareholders, with the vote totals as set forth in the table below:

Nominee	For	Against	Abstentions	Broker Non-Votes
Wendy Montoya Cloonan	506,052,463	24,096,813	643,905	31,464,507
Earl M. Cummings	444,588,756	85,539,762	664,663	31,464,507
Christopher H. Franklin	512,052,393	18,072,297	668,491	31,464,507
David J. Lesar	525,205,238	4,673,836	914,107	31,464,507
Raquelle W. Lewis	509,731,867	20,386,518	674,796	31,464,507
Martin H. Nesbitt	522,286,407	7,822,635	684,139	31,464,507
Theodore F. Pound	472,040,486	58,066,320	686,375	31,464,507
Phillip R. Smith	510,834,790	19,298,532	659,859	31,464,507
Barry T. Smitherman	520,145,122	9,980,525	667,534	31,464,507

Ratification of Appointment of Independent Registered Public Accounting Firm (Item 2)

The appointment of Deloitte & Touche LLP as the independent registered public accounting firm for CenterPoint Energy for 2023 was ratified, with the vote totals as set forth in the table below:

For	Against	Abstentions	Broker Non-Votes
534,201,899	27,347,512	708,277	—

Advisory Vote on Executive Compensation (Item 3)

The advisory resolution on executive compensation was approved, with the vote totals as set forth in the table below:

For	Against	Abstentions	Broker Non-Votes
437,261,276	92,309,036	1,222,869	31,464,507

Advisory Vote on the Frequency of Future Shareholder Advisory Votes on Executive Compensation (Item 4)

For the advisory vote on the frequency of future shareholder advisory votes on CenterPoint Energy's executive compensation, votes were cast in favor of holding future advisory votes every year, every two years or every three years as follows:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
523,951,870	753,096	5,225,295	862,920	31,464,507

In accordance with the results of this advisory vote, CenterPoint Energy intends to hold future advisory votes on the compensation of its named executive officers, or "say-on-pay" votes, annually until it holds its next advisory vote on the frequency of say-on-pay votes as required under SEC rules.

Shareholder Proposal Relating to CenterPoint Energy's Disclosure of Scope 3 Emissions and Setting Scope 3 Emissions Targets (Item 5)

The shareholder proposal relating to CenterPoint Energy's disclosure of Scope 3 emissions and setting Scope 3 emissions targets was not approved, with the vote totals as set forth in the table below:

For	Against	Abstentions	Broker Non-Votes
96,738,809	431,118,342	2,936,030	31,464,507

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY, INC.

Date: April 24, 2023	By:	/s/ Monica Karuturi
Monica Karuturi
Executive Vice President and General Counsel